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                                                                 EXHIBIT 10.41


                             THIRD AMENDMENT TO THE

                      FISHER SCIENTIFIC INTERNATIONAL INC.

                                 RETIREMENT PLAN

      WHEREAS, Fisher Scientific International Inc. desires to amend the Fisher Scientific International Inc. Retirement Plan (the "Retirement Plan") to include FSI Receivables Corporation as a participating company in the Plan; and

      WHEREAS, Article 10.1 of the Retirement Plan grants the Administrative and Investment Committee (the "Committee") the authority to make amendments to the Retirement Plan which will not involve an estimated annual cost under the Retirement Plan in excess of $500,000;

      NOW THEREFORE, it hereby is:

      RESOLVED THAT the Retirement Plan be hereby amended as follows:

1. Schedule I of the Retirement Plan is amended effective January 1, 2003, to include in the list of Participating Companies the following:

      "FSI Receivables Corporation (effective January 1, 2003)"

      IN WITNESS WHEREOF, the Fisher Scientific International Inc. Retirement Plan is amended 10th day of December, 2002.

                                         ADMINISTRATIVE AND INVESTMENT COMMITTEE

                                         /s/ Paul M. Meister
                                         _______________________________________
                                         Paul M. Meister


                                         /s/ Todd M. DuChene
                                         _______________________________________
                                         Todd M. DuChene